UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2026

TD SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California
(Address of principal executive offices)

94538
(Zip Code)

(510) 668-3400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SNX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 5, 2026, TD SYNNEX Corporation (the “Company”) entered into an updated offer letter with respect to the terms and conditions of Dennis Polk’s employment with the Company as Chair, Hyve Solutions Holdings of the Company, effective as of December 1, 2025 (the “Offer Letter”).

Pursuant to the terms of the Offer Letter, Mr. Polk will continue to serve as Chair, Hyve Solutions Holdings, reporting solely to the Company’s Chief Executive Officer, and as a member of the Company’s Board of Directors (the “Board”). Mr. Polk will receive an annual base salary of $840,000, subject to annual review, and will be eligible to receive an annual incentive bonus targeted at 100% of his base salary with the actual amount of the bonus based on the achievement of performance metrics established by the Compensation Committee of the Board. In addition, the Offer Letter provides that Mr. Polk will be granted equity awards for shares of the Company’s common stock with a fair market value of approximately $1,500,000, 60% of which will be comprised of time-based vesting restricted stock and 40% of which will be comprised of performance-based vesting restricted stock units. The equity awards will be granted at the same time as annual equity grants are made to all other executive officers.

The Offer Letter also provides for certain payments to Mr. Polk in the event of a termination without “cause” or by Mr. Polk for “good reason” (as such terms are defined in the Offer Letter) and also in the event of a termination without “cause” or by Mr. Polk for “good reason” in connection with a change of control of the Company.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the Offer Letter which is attached hereto and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1#	Offer Letter with Dennis Polk dated May 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2026	TD SYNNEX CORPORATION

	By:	/s/ David Vetter
David Vetter
Chief Legal Officer and Corporate Secretary